Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
FEBRUARY, 2000



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.2234%



        Excess Protection Level
          3 Month Average  5.46%
          February, 2000  6.03%
          January, 2000  5.25%
          December, 1999  5.11%


        Cash Yield                                  18.80%


        Investor Charge Offs                        4.75%


        Base Rate                                   8.02%


        Over 30 Day Delinquency                     5.01%


        Seller's Interest                           9.54%


        Total Payment Rate                          14.30%


        Total Principal Balance                     $ 48,263,301,515.80


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,604,500,997.31